UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

               Date of Earliest Event Reported: November 14, 2000

                           LAHAINA ACQUISITIONS, INC.
             (Exact Name of Registrant as specified in its Charter)

                          Commission File No. 0-27480

      Colorado                                                     84-1325695
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  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                           Identification No.)

                        5895 Windward Parkway, Suite 220
                           Alpharetta, Georgia 30005
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          (Address of Principal Executive Offices, including Zip Code)

                                 (770) 754-6140
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former name or former address, if changed since last report)

                                   Copies to:

                           Robert E. Altenbach, Esq.
                                 Kutak Rock LLP
                                   Suite 2100
                           235 Peachtree Street, N.E.
                             Atlanta, Georgia 30303
                                 (404) 222-4600

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

Item 2. Acquisition or Disposition of Assets.

     On November 14, 2000 Registrant acquired 100% of the stock of United Capital Mortgage Corporation ("United"). The effective date of the purchase was October 1, 2000. The total purchase price was $2,947,675, payable as follows:

     $750,000 in cash at the closing.

     $250,000 note due 90 days from the date of closing.

     $897,675 note due in 12 equal monthly installments beginning 30 days after the closing date.

     $1,050,000 in stock of Registrant (total of 934,996 shares of restricted common stock of Lahaina Acquisitions, Inc.)

     If the market value one year after the closing of the stock issued is less than $1,050,000, the selling stockholders have the right to demand additional shares such that the aggregate value of the shares issued is $1,050,000. The market value of the shares issued was and will be determined by the average closing price of the stock for the 5 days preceding the measurement date.

     The price paid for the stock of United was determined through arm's length negotiations between the parties.

     United Capital is a traditional mortgage operation in that it has a warehouse line of credit that is used to fund mortgages that are then sold to investors. United collects fees for originating the loans and then earns fees when the loan is sold to the ultimate lender/investor. United retains no loans for investment and performs no loan servicing function. United's corporate offices are in Denver, CO with traditional branch operations in Boulder, Co, Clearwater, FL, Fort Collins, CO, and Las Vegas, NV. United has a relatively small wholesale operation in Buffalo, NY.

Item 7. Financial Statements and Exhibits.

     (a) Financial statements of business acquired will be filed in an amendment to the 8-K within 60 days.

     (b) Pro Forma Financial Information will be filed in an amendment to the 8-K within 60 days.

     (c) Exhibits

         2.1 Stock Purchase Agreement Among Lahaina Acquisitions, Inc. and The Shareholders of United Capital Mortgage Corporation. Dated October 1, 2000.

                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LAHAINA ACQUISITIONS, INC.
November 21, 2000
                                                 /s/ L. Scott Demerau
                                                 -------------------------------
                                                 L. Scott Demerau, President and
                                                 Chief Executive Officer